UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

VALLEY BANCORP

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-50950	88-0493760

3500 W. Sahara Avenue, Las Vegas, Nevada 89102
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (702) 221-8600

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition

On October 21, 2004, Valley Bancorp issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (a) Financial statements – not applicable

     (b) Exhibits.

99.1	Press Release dated October 21, 2004 announcing Valley Bancorp’s financial results for the fiscal year ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 21, 2004

VALLEY BANCORP
By	/s/ Barry L. Hulin
Barry L. Hulin
President and Chief Executive Officer